Exhibit 10.1 EXECUTION VERSION FIFTH AMENDMENT TO CREDIT AGREEMENT FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 5, 2023, among TUPPERWARE BRANDS CORPORATION, a Delaware corporation (the “Parent Borrower”), TUPPERWARE PRODUCTS AG, a stock corporation (Aktiengesellschaft) organized in and under the laws of Switzerland and registered with the commercial register of the Canton of Lucerne under no. CHE-106.835.699 (the “Swiss Subsidiary Borrower” and, together with the Parent Borrower, collectively, the “Borrowers”), the Subsidiary Guarantors party hereto (together with the Borrowers, collectively, the “Loan Parties”), each of the Consenting Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Existing Credit Agreement referred to below. W I T N E S S E T H: WHEREAS, the Borrowers, the Lenders, and the Administrative Agent have entered into that certain Credit Agreement, dated as of November 23, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of August 1, 2022, as amended by that certain Second Amendment to Credit Agreement dated as of December 21, 2022, as amended by that certain Third Amendment to Credit Agreement dated as of February 22, 2023, as amended by that certain Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions dated as of May 5, 2023, as amended by that certain Debt Restructuring Agreement dated as of August 2, 2023 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto (the “Consenting Lenders”) have agreed to make certain amendments to the Existing Credit Agreement, in each case as more specifically set forth herein. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows: SECTION 1. Amendments to Existing Credit Agreement. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Existing Credit Agreement is amended to add the following new definition where alphabetically appropriate to read as follows: “Indonesian Tax Refund” means, collectively, that certain Tax Refund received by PT Tupperware Indonesia in the Dollar Equivalent of an aggregate amount of approximately $26,000,000 between September 1, 2023 and December 31, 2023. (b) Section 2.10(b)(ii)(D) of the Existing Credit Agreement is amended and restated in its entirety as follows: Extraordinary Receipts and Tax Refunds. The Borrowers shall make mandatory principal prepayments of the Term Loans in the manner set forth in clause (F)

2 179630735_6 below in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any Extraordinary Receipt or Tax Refund received by any Loan Party or any of its Subsidiaries, and not otherwise included in any of clauses (A) through (C) of this Section, to the extent that the aggregate amount of such Net Cash Proceeds exceed (i) with respect to Tax Refunds, $3,000,000 in any fiscal year and (ii) with respect to all Extraordinary Receipts, $2,500,000 in any fiscal year. Such prepayments shall be made within three (3) Business Days after the date of receipt of such Net Cash Proceeds in the United States (but in any event within thirty (30) days after receipt of such Net Cash Proceeds; provided that notwithstanding the foregoing, this parenthetical shall not be applicable to a prepayment with the Net Cash Proceeds received from the Indonesian Tax Refund , which shall only be required to be made within three (3) Business Days after the receipt of such Net Cash Proceeds in the United States). (c) clause (i) of Section 5.01(a) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “September 16, 2023” with “November 1, 2023”; (d) clause (i) of Section 5.01(b) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “November 30, 2023” with “December 29, 2023”; (e) clause (ii) of Section 5.01(b) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “December 29, 2023” with “January 31, 2024”; (f) clause (iii) of Section 5.01(b) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “December 29, 2023” with “March 15, 2024”; (g) the initial paragraph of Section 5.23 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows; and Repatriation of Cash. If, at the end of the last Business Day of any calendar month, commencing with the calendar month ending September 30, 2023, Subsidiaries that are not U.S. Loan Parties hold Unrestricted Cash and Cash Equivalents (excluding any Excluded Cash of such Subsidiaries) in an aggregate amount in excess of (1) $75,000,000 for each of the calendar months ending September, 30, 2023 through the earlier of (x) the last day of the calendar month during which the Net Cash Proceeds of the Indonesian Tax Refund are fully received in the United States and (y) December 31, 2023, (2) $55,000,000 for each of the calendar months ending after the earlier of the dates referred to in the prior subclauses (1)(x) and (1)(y) through February 29, 2024, (3) $50,000,000 for each of the calendar months ending March 31, 2024 through August 31, 2024 and (4) $45,000,000 for each of the calendar months ending September 30, 2024 and each calendar month thereafter (the amount of such excess, if any, the “Non-U.S. Loan Party Excess Cash”), the Parent Borrower shall (or shall cause one or more of its Subsidiaries to), on or before the end of the fifteenth (15th) calendar day thereafter (or such later date as the Administrative Agent may agree to in writing in its sole discretion), transfer, distribute, and/or repatriate such Non-U.S. Loan Party Excess Cash to one or more U.S. Loan Parties (net of any applicable Taxes imposed in connection with such transfer, distribution, and/or repatriation).

3 179630735_6 (h) item 2. on Schedule 5.20 to the Existing Credit Agreement is hereby amended by replacing the words “On or before the date that is sixty (60) days after the Debt Restructuring Effective Date” with “On or before December 29, 2023”. The amendments to the Existing Credit Agreement are limited to the extent specifically set forth in this Section 1 and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby. SECTION 2. [Reserved]. SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Effective Date”): (a) Executed Amendment Documents. The Administrative Agent’s receipt of (i) this Amendment, duly authorized, executed and delivered by the Loan Parties, the Administrative Agent and the Consenting Lenders constituting Required Lenders. (b) Closing Certificate. The Administrative Agent’s receipt of a certificate of the Parent Borrower (in form and substance reasonably satisfactory to the Administrative Agent), dated as of the Effective Date and executed by the secretary, an assistant secretary, another Responsible Officer or a director of the Parent Borrower, attaching: (i) signature and incumbency certificates of the officers of, or other authorized persons acting on behalf of, the Parent Borrower executing this Amendment; (ii) resolutions of the board of directors of the Parent Borrower approving and authorizing its execution, delivery and performance of this Amendment, certified as of the Effective Date by such secretary, assistant secretary, other Responsible Officer or director as being in full force and effect without modification or amendment; and (iii) a current listing of each of the officers and directors of the Parent Borrower. (c) Good Standing Certificates. The Administrative Agent’s receipt of, to the extent such concept is applicable in such jurisdiction, a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, dated as of the Effective Date or a recent date prior thereto. (d) No Default or Event of Default. No Default or Event of Default shall exist on the Effective Date immediately after giving effect to this Amendment. (e) Representations and Warranties. The representations and warranties of each Loan Party contained in Section 6 of this Amendment shall be true and correct as of the Effective Date. (f) Fees and Expenses. The Parent Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent, the Lender Financial Advisor and the Consenting Lenders that are required to be paid or reimbursed by the Parent Borrower pursuant to the terms of the Loan Documents, including, without limitation, the reasonable and documented out-of-pocket fees, charges and disbursements of outside counsel for the Administrative Agent, the Lender Financial Advisor and any outside counsel to any Consenting

4 179630735_6 Lender; provided that invoices therefor shall have been presented to the Parent Borrower at least one (1) Business Day prior to the Effective Date. (g) Work Fee. The Parent Borrower shall have paid to the Administrative Agent, for the account of each Consenting Lender, a work fee in the amount of $10,000 for each Consenting Lender that executes and delivers a counterpart of this Amendment on or before 4:00 pm Eastern time on the Effective Date. SECTION 4. Acknowledgement and Confirmation. Each Loan Party hereby (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (c) confirms and reaffirms that each of the security interests and liens created and granted in or pursuant to the Loan Documents for the benefit of the Administrative Agent and the other Secured Parties is valid and subsisting (and acknowledges and agrees that (i) this Amendment shall in no manner impair or otherwise adversely affect such security interests and liens and (ii) such liens and security interests shall continue to secure the obligations under the Loan Documents, as amended pursuant to this Amendment) and (d) agrees that each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed. SECTION 5. Costs and Expenses. The Parent Borrower hereby reconfirms its obligations pursuant to Section 9.03(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof. SECTION 6. Representations and Warranties. To induce the Administrative Agent and the Consenting Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders on and as of the Effective Date that, in each case: (a) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document will be true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) on and as of the Effective Date immediately after giving effect to this Amendment, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty will be true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect or other materiality qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) as of such earlier date; (b) no Default or Event of Default will exist immediately after giving effect to this Amendment; (c) it has the right, power and authority and has taken all necessary corporate and other action to authorize its execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and (d) this Amendment and each other document executed by a Loan Party in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency,

5 179630735_6 reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is a Loan Document and subject to the terms and conditions of the Credit Agreement. (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, other than as specifically set forth herein. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations, in each case, as amended by this Amendment. SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. SECTION 10. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Credit Agreement. SECTION 11. Release. For good and valuable consideration, the sufficiency of which is hereby acknowledged, each Loan Party hereby voluntarily and knowingly releases and forever discharges the Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each, a “Lender Party Released Person”), from all possible claims, demands, actions, causes of action, damages, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, originating at any time on or before the effective date of this Amendment, that in any way relate to or arise from this Amendment, the Credit Agreement, any other Loan Document, any extension of credit thereunder or any transactions contemplated hereunder or thereunder, which such Loan Party may have against any Lender Party Released Person and irrespective of whether or not any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including the exercise of any rights and remedies under this Amendment, the Credit Agreement or any other Loan Document, or the negotiation, execution or implementation of this Amendment, the Credit Agreement or any other Loan

6 179630735_6 Document. This paragraph shall survive the termination of each Loan Document and the repayment, satisfaction or discharge of the Loans and other Obligations. [The remainder of this page is intentionally left blank.]

Tupperware Brands Corporation Fifth Amendment to Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. BORROWERS: TUPPERWARE BRANDS CORPORATION By: /s/ Mariela Matute Name: Mariela Matute Title: Chief Financial Officer TUPPERWARE PRODUCTS AG By: /s/ Gerry McEvoy Name: Gerry McEvoy Title: President of the Board of Directors SUBSIDIARY GUARANTORS: DART INDUSTRIES INC. DEERFIELD LAND CORPORATION PREMIERE PRODUCTS, INC. TUPPERWARE INTERNATIONAL HOLDINGS CORPORATION TUPPERWARE PRODUCTS, INC. TUPPERWARE U.S., INC. TUPPERWARE HOME PARTIES LLC By: /s/ Mariela Matute Name: Mariela Matute Title: Chief Financial Officer TUPPERWARE BRANDS LATIN AMERICA HOLDINGS, L.L.C. By: /s/ Njoek Jen Carol Monique Ho Name: Njeok Jen Carol Monique Ho Title: Manager

Tupperware Brands Corporation Fifth Amendment to Credit Agreement Signature Page ADMINISTRATIVE AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender By: /s/ Patrick A McGovern Name: Patrick A McGovern Title: Senior Vice President

Tupperware Brands Corporation Fifth Amendment to Credit Agreement Signature Page TRUIST BANK, as a Lender By: /s/ Amanda Parks Name: Amanda Parks Title: SVP

Tupperware Brands Corporation Fifth Amendment to Credit Agreement Signature Page HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: /s/ Bryan R. DeBroka Name: Bryan R. DeBroka Title: Vice President

Tupperware Brands Corporation Fifth Amendment to Credit Agreement Signature Page TD BANK, N.A., as a Lender By: /s/ Benjamin Jenkins III Name: Benjamin Jenkins III Title: Commercial Workout Officer

Tupperware Brands Corporation Fifth Amendment to Credit Agreement Signature Page ASSOCIATED BANK, N.A., as a Lender By: /s/ Michael Stevens Name: Michael Stevens Title: Senior Vice President

Tupperware Brands Corporation Fifth Amendment to Credit Agreement Signature Page SYNOVUS BANK, as a Lender By: /s/ Katie Schear Name: Katie Schear Title: Special Assets Officer, Sr.